UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2018

SunTrust Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 786-8787

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed below, at the annual meeting of shareholders of SunTrust Banks, Inc. ("SunTrust") held on April 24, 2018, SunTrust’s shareholders approved the SunTrust Banks, Inc. 2018 Omnibus Incentive Compensation Plan (the “2018 Plan”). A description of the material terms of the 2018 Plan is set forth under the heading “Approval of the SunTrust Banks, Inc. 2018 Omnibus Incentive Compensation Plan (Item 3)” in the Proxy Statement filed by SunTrust with the Securities and Exchange Commission on March 9, 2018, which description is hereby incorporated into this Item 5.02 by reference. The 2018 Plan is included as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of SunTrust was held on April 24, 2018 in Atlanta, Georgia. Represented at the meeting were 416,377,118 shares of 467,339,342 eligible shares (89.10%). At the meeting, the shareholders of SunTrust took the following actions and cast the following votes:
1. Shareholders elected the following persons as directors of SunTrust:

	For	Against	Abstain	Non-votes
Agnes Bundy Scanlan	370,568,963	1,273,290	418,355	44,116,511
Dallas S. Clement	370,067,467	1,766,149	426,991	44,116,511
Paul R. Garcia	370,821,302	1,042,138	397,167	44,116,511
M. Douglas Ivester	359,536,971	12,300,143	423,493	44,116,511
Donna S. Morea	370,230,548	1,680,045	350,015	44,116,511
David M. Ratcliffe	370,753,229	1,096,345	411,033	44,116,511
William H. Rogers, Jr.	358,658,569	10,151,289	3,450,749	44,116,511
Frank P. Scruggs, Jr.	370,686,311	1,151,741	422,555	44,116,511
Bruce L. Tanner	370,381,488	1,459,454	419,665	44,116,511
Steven C. Voorhees	370,688,972	1,185,076	386,560	44,116,511
Thomas R. Watjen	370,686,668	1,181,024	392,915	44,116,511
Dr. Phail Wynn, Jr.	358,070,738	13,815,327	349,441	44,116,511
2. Shareholders approved (97.30% of the votes cast) the non-binding advisory resolution ("say-on-pay") regarding the compensation of SunTrust's named executive officers as described in the Compensation Discussion and Analysis as well as in the Summary Compensation Table and the other executive compensation tables and related narrative disclosures set forth in SunTrust's Proxy Statement for its 2018 annual meeting of shareholders.

	For	Against	Abstain	Non-votes
Say-on-Pay	362,226,281	8,971,352	1,062,975	44,116,511
3. Shareholders approved (93.76% of the votes cast) the SunTrust Banks, Inc. 2018 Omnibus Incentive Compensation Plan.

	For	Against	Abstain	Non-votes
Omnibus Compensation Plan	349,020,292	22,231,792	1,008,523	44,116,511
4. Shareholders ratified (98.91% of the votes cast) the appointment of Ernst & Young LLP as independent auditors of SunTrust for 2018.

	For	Against	Abstain	Non-votes
Ratification of Auditor	411,815,612	4,215,813	345,693	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1    SunTrust Banks, Inc. 2018 Omnibus Incentive Compensation Plan, incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed on March 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: April 24, 2018	By:	/s/ Curt Phillips
Curt Phillips, Group Vice President, Associate
General Counsel and Assistant Corporate Secretary